Exhibit 10.1

AMENDMENT NO. 1

TO

VOTING AND SUPPORT AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of June 4, 2015, to that certain Voting and Support Agreement, dated as of January 25, 2015 (the “Agreement”) is entered into by and among Lakes Entertainment, Inc., a Minnesota corporation (“Parent”), each of the Shareholders (as defined in the Agreement), and Sartini Gaming, Inc., a Nevada corporation (the “Company”).

WHEREAS, contemporaneously with the execution of the Agreement, Parent, Merger Subsidiary, the Company and the Company Stockholder entered into an Agreement and Plan of Merger, dated as of January 25, 2015 (the “Merger Agreement”), providing, among other things, for the merger of Merger Subsidiary with and into the Company (the “Merger”);

WHEREAS, although the parties hereto believe that the entering into the Agreement did not constitute a control share acquisition under Section 302A.671 of the Minnesota Business Corporation Act (the “Control Share Acquisition Statute”), the parties desire to avoid any claim to the contrary that could be made as a result of the performance by the Shareholders of their obligations under the Agreement; and

WHEREAS, on the date hereof, the parties to the Merger Agreement have entered into that certain First Amendment to Agreement and Plan of Merger to amend the Merger Agreement to provide, among other matters, for shareholder approval of an amendment to the First Amended By-Laws of Parent to render the Control Share Acquisition Statute inapplicable to Parent and to eliminate its effect, including with respect to the Merger Agreement, the Merger, this Agreement, the Shareholders’ Agreement (as defined in the Merger Agreement) and any other transactions contemplated hereby or thereby.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in the Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree to amend the Agreement as follows:

A.	Section 1 of the Agreement is hereby amended to eliminate the definition of “Proxy” provided therein.

B.	Section 2(a)(i) of the Agreement is hereby amended to read as follows:

(i) in favor of (A) the approval of any Articles Amendment or any amendment to the Bylaws, as amended, of Parent, including any amendment intended to cause the Control Share Acquisition Statute to be inapplicable to Parent; and (B) the approval of the issuance of Parent Common Stock pursuant to the Merger Agreement, and any actions required in furtherance thereof;

C.	A new Section 2(b) is added to the Agreement to read as follows:

(b)     Notwithstanding any other provision of this Agreement, in no event will the Shareholders be obligated to vote Covered Shares which in the aggregate represent twenty percent (20%) or greater of the voting power of Parent.

Except as specifically amended by this Amendment, all other provisions of the Agreement will remain unchanged and in full force and effect. Capitalized terms used herein which are not defined herein but which are defined in the Agreement shall have the meanings ascribed to them in the Agreement. This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of Minnesota (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

[Signature page to Amendment No. 1 to Voting and Support Agreement]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 1 to Voting and Support Agreement to be duly executed effective as of the day and year first above written.

LAKES ENTERTAINMENT, INC.

By:	/s/ Timothy Cope
Name:	Timothy Cope
Title:	President/CFO

SARTINI GAMING, INC.

By:	/s/ Blake L. Sartini
Name:	Blake L. Sartini
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to Voting and Support Agreement]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 1 to Voting and Support Agreement to be duly executed effective as of the day and year first above written.

LYLE A. BERMAN

/s/ Lyle A. Berman

BERMAN CONSULTING CORPORATION

By:	/s/ Lyle A. Berman
Name: Lyle A. Berman
Title: CEO

BERMAN CONSULTING CORPORATION PROFIT SHARING PLAN

By:	/s/ Lyle A. Berman
Name: Lyle A. Berman
Title: CEO

LYLE A. BERMAN REVOCABLE TRUST

By:	/s/ Lyle A. Berman
Name: Lyle A. Berman
Title: CEO

[Signature page to Amendment No. 1 to Voting and Support Agreement]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment No. 1 to Voting and Support Agreement to be duly executed effective as of the day and year first above written.

BRADLEY BERMAN IRREVOCABLE TRUST

By:	/s/ Neil I. Sell
Name: Neil I. Sell
Title: Co-Trustee

JULIE BERMAN IRREVOCABLE TRUST

By:	/s/ Neil I. Sell
Name: Neil I. Sell
Title: Co-Trustee

AMY BERMAN IRREVOCABLE TRUST

By:	/s/ Neil I. Sell
Name: Neil I. Sell
Title: Co-Trustee

JESSIE LYNN BERMAN IRREVOCABLE TRUST

By:	/s/ Neil I. Sell
Name: Neil I. Sell
Title: Co-Trustee